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                          DREYFUS LIFETIME PORTFOLIOS, INC.
                                  INCOME PORTFOLIO
                             GROWTH AND INCOME PORTFOLIO
                                  GROWTH PORTFOLIO
                  INVESTOR CLASS SHARES AND RESTRICTED CLASS SHARES
                         STATEMENT OF ADDITIONAL INFORMATION

                                  FEBRUARY 1, 2002

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     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Income Portfolio, Growth and Income Portfolio, and Growth Portfolio (each, a "Portfolio" and collectively, the "Portfolios"), each a series of Dreyfus LifeTime Portfolios, Inc. (the "Fund"), dated February 1, 2002, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:


                            Call Toll Free 1-800-645-6561

                       In New York City -- Call 1-718-895-1206
                        Outside the U.S. -- Call 516-794-5452

     The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                  TABLE OF CONTENTS

                                                                           Page


Description of the Fund and Portfolios.....................................B-2
Management of the Fund.....................................................B-18
Management Arrangements....................................................B-23
How to Buy Shares..........................................................B-27
Shareholder Services Plan..................................................B-29
How to Redeem Shares.......................................................B-30
Shareholder Services.......................................................B-32
Determination of Net Asset Value...........................................B-35
Dividends, Distributions and Taxes.........................................B-36
Portfolio Transactions.....................................................B-38
Performance Information....................................................B-41
Information About the Fund and Portfolios..................................B-42
Counsel and Independent Auditors...........................................B-44
Appendix A.................................................................B-45


                       DESCRIPTION OF THE FUND AND PORTFOLIOS

     The Fund is a Maryland corporation formed on July 15, 1993. Each Portfolio is a separate portfolio of the Fund, an open-end management investment company, known as a mutual fund. Each Portfolio is a diversified portfolio, which means that, with respect to 75% of the Portfolio's total assets, the Portfolio will not invest more than 5% of its assets in the securities of any single issuer, nor hold more than 10% of the outstanding voting securities of any single issuer.

     The Dreyfus Corporation ("Dreyfus") serves as each Portfolio's investment adviser. Dreyfus has engaged its affiliate, Mellon Equity Associates ("Mellon Equity"), to serve as each Portfolio's sub-investment adviser and to provide day-to-day management of each Portfolio's investments, subject to the supervision of Dreyfus. Dreyfus and Mellon Equity are referred to collectively as the "Advisers."

     Dreyfus Service Corporation (the "Distributor") is the distributor of each Portfolio's shares.

Investment Approach

     The following information supplements and should be read in conjunction with the Fund's Prospectus.


     I. Asset Allocation Baseline. For each Portfolio, Mellon Equity will establish an asset allocation baseline (the "Portfolio Baseline"). The Portfolio Baseline describes target levels or relative weights for the Portfolio's asset classes: Level One describes the relative weighting of total assets among international assets, domestic assets, and money market instruments; Level Two describes the relative weighting of international and domestic assets between equity and fixed-income assets; and Level Three describes the relative weighting of domestic equity assets between large and small capitalization equity securities. The following table illustrates this hierarchy:



                  Level One                         Level Two                 Level Three



              Total Assets             International      Domestic Assets   Domestic Equity
                                       Assets

                            Money
                           Market                Fixed            Fixed
          Int'l  Domestic Instruments  Equity    Income   Equity   Income   Large Cap Small Cap
Portfolio

Income     N/A     90%       10%         N/A       N/A     25%      75%       100%       N/A

Growth
 and

 Income    10%     90%        *          50%       50%     50%      50%        80%       20%

Growth     15%     85%        *          80%       20%     80%      20%        80%       20%
----------

* Not held as an asset class. Money market instruments held for transactional and liquidity purposes only.


     Mellon Equity will attempt to maintain relative asset class weights consistent with the Portfolio Baseline as adjusted by the Active Allocation Overlay described below. At any given time, however, actual weights will not equal the Portfolio Baseline because of fluctuations in market values, money market instruments held for transactional and liquidity purposes, and Mellon Equity's active allocation overlay decisions.


     II. Active Allocation Overlay. For each of the Growth Portfolio and the Growth and Income Portfolio, Mellon Equity will establish two active allocation ranges ("Portfolio Overlay One" and "Portfolio Overlay Two"). Portfolio Overlay One describes the amount of over/under weighting to the Portfolio Baseline for the relative weighting between international and domestic assets. Portfolio Overlay Two describes the amount of over/under weighting to the Portfolio Baseline for the relative weighting of domestic assets between equity and fixed-income assets. The following table illustrates these ranges:


        Portfolio            Portfolio Overlay One      Portfolio Overlay Two
------------------------- --------------------------- --------------------------


                          Range for Relative          Range for Relative
                          Weighting of International  Weighting of Domestic
                          and Domestic Assets         Assets Between Equity and
                                                      Fixed-Income Assets


Growth and Income         +/- 5% of Portfolio         +/- 15% of Portfolio
                          Baseline                    Baseline

Growth                    +/- 10% of Portfolio        +20%/-15% of Portfolio
                          Baseline                    Baseline

     The following examples illustrate Mellon Equity's allocation overlay process:

Example 1: Given the Level One Portfolio Baseline for the Growth and Income Portfolio of 10% of total assets in international securities and 90% of total assets in domestic securities, under Portfolio Overlay One, Mellon Equity could invest as much as 15% of the Growth and Income Portfolio's total assets in international securities and 85% of its total assets in domestic securities or as little as 5% of its total assets in international securities and 95% of its total assets in domestic securities.

Example 2: Given the Level Two Portfolio Baseline for the Growth and Income Portfolio of 50% of domestic assets in equity securities and 50% of domestic assets in fixed-income securities, under Portfolio Overlay Two, Mellon Equity could invest as much as 65% of the Growth and Income Portfolio's assets invested in domestic assets in equity securities and 35% of such domestic assets in fixed-income securities or as little as 35% of the Portfolio's assets invested in domestic assets in equity securities and 65% of such domestic assets in fixed-income securities.

     Under normal circumstances, Mellon Equity expects to maintain relative asset class weights consistent with the Portfolio Baseline adjusted by Portfolio Overlay One and Portfolio Overlay Two as described above. At any given time, however, actual weights may not fall within the ranges suggested by the Portfolio Baseline adjusted by the Active Allocation Overlay because of fluctuations in market values, cash and cash-equivalents held for transactional and liquidity purposes, and Portfolio rebalancing.

     Mellon Equity reserves the right to vary the relative asset class weights and the percentage of assets invested in any asset class from the Portfolio Baseline adjusted by the Active Allocation Overlay as the risk and return characteristics of either asset classes or markets, as assessed by Mellon Equity, vary over time. None of the Portfolios will be managed as a balanced portfolio, which would require that at least 25% of the Portfolio's total assets be invested in fixed-income securities.

     III. Implementing the Active Allocation Overlay. To implement Portfolio Overlay One, Mellon Equity will employ a proprietary country asset allocation model (the "Country Model"). The Country Model evaluates the return and risk characteristics of individual capital markets and their correlation across countries, incorporates expected movements in currency markets to determine expected U.S. dollar returns, and then employs an international correlation model to recommend appropriate relative weightings.

     To implement Portfolio Overlay Two, Mellon Equity will employ a proprietary domestic asset allocation model (the "Domestic Model"). The Domestic Model evaluates the return and risk characteristics of the domestic equity and fixed-income markets by comparing the valuation of equity and fixed-income assets relative to their current market prices and long-term values in the context of the current economic environment. Once this analysis is completed, the Domestic Model recommends appropriate relative weightings.

     With respect to the Growth Portfolio and the Growth and Income Portfolio, Mellon Equity will compare each such Portfolio's relative asset class weights from time to time to that suggested by the Country Model and the Domestic Model. Recommended changes will be implemented subject to Mellon Equity's assessment of current economic conditions and investment opportunities. From time to time, Mellon Equity may change the criteria and methods used to implement the recommendations of the asset allocation models.


     IV. Asset Class Benchmarks. For each asset class, other than money market instruments, a market-based index is designated as a benchmark or reference for the respective asset class (the "Asset Class Benchmark"). A brief description of each Asset Class Benchmark listed in the table below is contained in Section VI. The Asset Class Benchmarks are used in the investment management process as described in the following section.


       Asset Class                Portfolios              Asset Class Benchmark
------------------------- -------------------------- --------------------------------
Domestic Large Cap        Income, Growth and Income  Standard & Poor's 500(R)Index
Equity                    and Growth                 ("S&P 500 Index")

Domestic Small Cap        Growth and Income and      Russell 2000(R)Index
Equity                    Growth

International Equity      Growth and Income and      Morgan Stanley Capital
                          Growth                     International Europe,
                                                     Australasia, and Far East
                                                     (Free) Index ("EAFE Index")*

Domestic Fixed-Income     Income, Growth and Income  Lehman Brothers Intermediate
                          and Growth                 Government/Credit Index
                                                     ("Lehman Government/Credit
                                                     Index")

International             Growth and Income and      J.P. Morgan Global (ex-US)
Fixed-Income              Growth                     Government  Index - Hedged
                                                     ("J.P. Morgan Global Index")
----------------------------
*     In U.S. dollars.




     Under normal circumstances, Mellon Equity expects to use the Asset Class Benchmarks as described below. Mellon Equity, however, reserves the right to substitute another suitable Asset Class Benchmark if the then-existing Asset Class Benchmark is no longer calculated, suffers a material change in formula or content, fails to adequately reflect the return characteristics of the asset class, or for any other reason, in the judgment of Mellon Equity, is inappropriate.


     V. Asset Class Investment Management. When constructing portfolios for each asset class, Mellon Equity seeks to select securities which, in the aggregate, have approximately the same investment characteristics as those of the Asset Class Benchmark with expected returns equal to or greater than that of the Asset Class Benchmark. Some of the asset classes will be managed on an indexed basis and Mellon Equity reserves the right, in its judgment, to manage asset classes either actively or on an indexed basis consistent with the Portfolio's investment objective.

     For asset classes managed on an indexed basis, a statistically based "sampling" technique will be used to construct portfolios. The sampling technique is expected to be an effective means of substantially duplicating the investment performance of the Asset Class Benchmark. It will not, however, provide investment performance relative to the Asset Class Benchmark with the same degree of accuracy that full replication would provide.


     If possible, Mellon Equity will seek to fully replicate the holdings of an Asset Class Benchmark when managing an indexed portfolio. Such a strategy is limited by the number of securities in the Asset Class Benchmark and will not provide investment performance equal to that of the Asset Class Benchmark owing to certain factors, including Asset Class Benchmark changes, calculation rules which assume dividends are reinvested into the Asset Class Benchmark on ex-dividend dates and transaction costs of rebalancing.


     For asset classes that are actively managed, Mellon Equity will employ proprietary valuation models to assist in the selection of stocks and in the construction of portfolios that maintain the investment characteristics of the Asset Class Benchmark consistent with the Portfolio's investment objective. In its active investment process, Mellon Equity concentrates on fundamental factors such as relative price to earnings ratios, relative book to price ratios, earnings growth rates and momentum, and consensus earnings expectations and changes in that consensus to value and rank stocks based on expected relative performance to the Asset Class Benchmark.

     Mellon Equity will seek to manage each asset class consistent with the descriptions above and with each Portfolio's investment objective. Across the Portfolios, it is not anticipated that each asset class will be managed identically with respect to being an indexed or actively managed portfolio. For example, the domestic equity, large cap asset class could be managed as an index portfolio in the Income Portfolio while being actively managed in the other Portfolios.


     Mellon Equity may choose to combine Asset Class Benchmarks proportionately if the amount of investable assets in a Portfolio is deemed low in the judgment of Mellon Equity. For example, the domestic equity large cap and small cap Asset Class Benchmarks could be combined proportionately according to the Portfolio Baseline in order to create more efficient portfolio management as deemed appropriate by Mellon Equity. Mellon Equity would continue to provide investment management services as described above, but would manage to the combined Asset Class Benchmark.

      VI.  Description of Asset Class Benchmarks.

     Common Stocks. The S&P 500 Index is composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The weightings of stocks in the S&P 500 Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding.

     The Russell 2000(R) Index is an unmanaged index and is composed of the smallest companies in the Russell 3000(R) Index. The Russell 3000(R) Index is composed of 3,000 of the largest U.S. companies by market capitalization.


     The EAFE Index is a broadly diversified global index composed of the equity securities of 21 of the world's major developed markets, excluding the United States and Canada. The weightings of stocks in the EAFE Index are based on each stock's market capitalization relative to the total market capitalization of all stocks in the Index.

Fixed Income Securities. The Lehman Government/Credit Index is composed of approximately 5,000 fixed-income securities, including U.S. Government securities and investment grade corporate bonds, with an average outstanding market value of more than $600 million and maturities of less than ten years and greater than one year.

     The J.P. Morgan Global Bond Index is composed of traded, fixed-rate government bonds from twelve countries with maturities of greater than one year. The twelve countries are Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden and the United Kingdom.


Certain Portfolio Securities

     The following information supplements and should be read in conjunction with the Fund's Prospectus.

     Depositary Receipts. (Growth and Income Portfolio and Growth Portfolio only) Each of these Portfolios may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs") and Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

     These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

     Money Market Instruments. The short-term money market instruments in which a Portfolio may invest consist of U.S. Government securities; bank obligations, including certificates of deposit, time deposits and bankers' acceptances and other short-term obligations of domestic or foreign banks, domestic savings and loan associations and other banking institutions having total assets in excess of $1 billion; commercial paper; and repurchase agreements. The Income Portfolio will purchase only money market instruments having remaining maturities of 13 months or less.

     The Income Portfolio generally invests up to 10% of its assets in money market instruments. When the Advisers determine that adverse market conditions exist, a Portfolio may adopt a temporary defensive position and invest without limitation in money market instruments. A Portfolio also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.


     Zero Coupon, Pay-In-Kind and Step-up Securities. Each Portfolio may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. Each Portfolio may invest in pay-in-kind bonds which are bonds which generally pay interest through the issuance of additional bonds. Each Portfolio also may purchase step-up coupon bonds which are debt securities which typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically. In addition, unlike bonds that pay interest throughout the period of maturity, a Portfolio will realize no cash until any cash payments date unless a portion of such securities are sold and, if the issuer defaults, the Portfolio may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Portfolio may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See "Dividends, Distributions and Taxes."


     Foreign Government Obligations; Securities of Supranational Entities. (Growth and Income Portfolio and Growth Portfolio only) Each of these Portfolios may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Advisers to be of comparable quality to the other obligations in which the Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.


     Investment Companies. Each Portfolio may invest in securities issued by other investment companies. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Portfolio's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio's total assets with respect to any one investment company and (iii) 10% of the Portfolio's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. Each Portfolio also may invest its uninvested cash reserves, or cash it receives as collateral from borrowers of its portfolio securities in connection with the Portfolio's securities lending program, in shares of one or more money market funds advised by Dreyfus. Such investments will not be subject to the limitations described above, except that a Portfolio's aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets. See "Lending Portfolio Securities."


     Illiquid Securities. Each Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

Investment Techniques

     The following information supplements and should be read in conjunction with the Fund's Prospectus.

     Foreign Currency Transactions. (Growth and Income Portfolio and Growth Portfolio only) Each of these Portfolios may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the U.S. dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

     Foreign currency transactions may involve, for example, the Portfolio's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio contracted to receive. The Portfolio's success in these transactions will depend principally on the Advisers' ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.


     Leverage. Leveraging (that is, buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of a Portfolio's investments. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires the Portfolio to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     Each Portfolio may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Portfolio of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Portfolio retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Portfolio repurchases the security at principal plus accrued interest. Except for these transactions, a Portfolio's borrowings generally will be unsecured.

     Derivatives. Each Portfolio may invest in, or enter into, derivatives, such as options and futures and options on futures contracts, for a variety of reasons, primarily to provide a substitute for purchasing or selling particular securities, but also to hedge certain market risks, or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.


     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Portfolio's performance.

     If a Portfolio invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. The Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

     Although neither the Fund nor any Portfolio will be a commodity pool, certain derivatives subject the Portfolios to the rules of the Commodity Futures Trading Commission which limit the extent to which a Portfolio can invest in such derivatives. Each Portfolio may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Portfolio may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Advisers will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Futures Transactions--In General. A Portfolio may enter into futures contracts in U.S. domestic markets or, in the case of the Growth and Income Portfolio and Growth Portfolio, on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a Portfolio might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include commodities which are traded on domestic exchanges or those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

     Engaging in these transactions involves risk of loss to a Portfolio which could adversely affect the value of the Portfolio's net assets. Although each Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

     Successful use of futures by a Portfolio also is subject to the ability of the Advisers to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Portfolio may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of derivatives. To maintain this required cover, the Portfolio may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Portfolio's ability otherwise to invest those assets.

Specific Futures Transactions. A Portfolio may purchase and sell stock index futures contracts. A stock index future obligates a Portfolio to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

     A Portfolio may purchase and sell interest rate futures contracts. An interest rate future obligates the Portfolio to purchase or sell an amount of a specific debt security at a future date at a specific price.

     The Growth and Income Portfolio and Growth Portfolio may purchase and sell currency futures. A foreign currency future obligates the Portfolio to purchase or sell an amount of a specific currency at a future date at a specific price.

Options--In General. Each Portfolio may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. Each Portfolio may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by a Portfolio is a call option with respect to which the Portfolio owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Portfolio is covered when, among other things, the Portfolio segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Portfolio receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. A Portfolio may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

     The Growth and Income Portfolio and Growth Portfolio may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.


     Successful use by a Portfolio of options will be subject to the ability of the Advisers to predict correctly movements in the prices of individual stocks, the stock market generally or foreign currencies. To the extent such predictions are incorrect, a Portfolio may incur losses.


     Future Developments. A Portfolio may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.


     Lending Portfolio Securities. Each Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Portfolio remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Portfolio also has the right to terminate a loan at any time. The Portfolio may call the loan to vote proxies if a material issue affecting the Portfolio's investment is to be voted upon. Loans of portfolio securities may not exceed 331/3% of the value of the Portfolio's total assets, and the Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Portfolio a loan premium fee. If the collateral consists of cash, the Portfolio will reinvest the cash and pay the borrower a pre-negotiated fee of "rebate" from any return earned on the investment. The Portfolio may participate in a securities lending its portfolio securities. Should the borrower of the securities fail financially, the Portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Dreyfus to be of good financial standing. In a loan transaction, the Portfolio will also bear the risk of any decline in value of securities acquired with cash collateral. A Portfolio will minimized this risk by limiting the investment of cash collateral to money market funds advised by Dreyfus, repurchase agreements or other high quality instruments of short maturity.


     Forward Commitments. A Portfolio may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Portfolio enters into the commitment, but the Portfolio does not make payment until it receives delivery from the counterparty. The Portfolio will commit to purchase such securities only with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable. The Portfolio will segregate permissible liquid assets at least equal at all times to the amount of the Portfolio's purchase commitments.

     Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose a Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when a Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio's net assets and its net asset value per share.

Certain Investment Considerations and Risks

     General. Because each Portfolio will have at any given time a different asset mix to achieve its investment objective, the risks of investing will vary depending on the Portfolio selected for investment. Before selecting a Portfolio in which to invest, the investor should assess the risks associated with the types of investments made by the Portfolio. The net asset value per share of each Portfolio should be expected to fluctuate. Investors should consider each Portfolio as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved.


     Equity Securities. Equity securities, including common stock, preferred stock, convertible securities and warrants, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Portfolio's investments will result in changes in the value if its shares and thus the Portfolio's total return to investors.

     Fixed-Income Securities. Each Portfolio may invest in corporate debt obligations and other fixed-income securities. Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities purchased by a Portfolio, such as those rated Baa by Moody's Investors Service, Inc. ("Moody's") and BBB by Standard & Poor's Ratings Services ("S&P"), may be subject to such risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

     Foreign Securities. (Growth and Income and Growth Portfolios only) Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.


     Because stock certificates and other evidences of ownership of such securities usually are held outside the United States, the Growth and Income Portfolio and Growth Portfolio will be subject to additional risks, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect or restrict the payment of principal, interest and dividends on the foreign securities to investors located outside the country of the issuers, whether from currency blockage or otherwise. Moreover, foreign securities held by the Portfolio may trade on days when the Portfolio does not calculate its net asset value and thus affect the Portfolio's net asset value on days when investors have no access to the Portfolio.

     Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.


     Simultaneous Investments. Investment decisions for each Portfolio are made independently from those of other investment companies or accounts advised by the Advisers. If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio. Each Portfolio, together with other investment companies advised by Dreyfus, Mellon Equity and their affiliates, may own significant positions in portfolio companies which, depending on market conditions, may affect adversely a Portfolio's ability to dispose of some or all of its positions should it desire to doso.


Investment Restrictions

     Each Portfolio's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940
Act) of the Portfolio's outstanding voting shares. In addition, the Portfolios have adopted certain investment restrictions as fundamental policies and certain other investment restrictions as non-fundamental policies, as described below.


     Each Portfolio has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed, as to a Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. Investment restrictions numbered 11 through 16 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. No Portfolio may:


     1. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

     2. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of the Portfolio's total assets.

     3. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     4. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

     5. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 331/3% of the Portfolio's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     6. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Portfolio may lend its portfolio securities in an amount not to exceed 331/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Directors.

     7. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     8. Invest more than 25% of the value of its assets in the securities of issuers in any single industry, provided that, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 3, 5, 12 and 13 may be deemed to give rise to a senior security.

     10. Purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     11. Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     13. Purchase, sell or write puts, calls or combinations thereof, except as may be described in the Fund's Prospectus and this Statement of Additional Information.

     14. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Portfolio's investments in all such companies to exceed 5% of the value of its total assets.

     15. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Portfolio's net assets would be so invested.

     16. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.


     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 5, however, if borrowings exceed 33-1/3% of the value of a Portfolio's total assets as a result of a change in values or assets, the Portfolio must take steps to reduce such borrowings at least to the extent of such excess.

     The Fund and Dreyfus have received an exemptive order from the Securities and Exchange Commission which, among other things, permits each Portfolio to use cash collateral received in connection with lending the Fund's securities and other uninvested cash to purchase shares of one or more registered money market funds advised by Dreyfus in excess of the limitations imposed by the 1940 Act.


                               MANAGEMENT OF THE FUND


     The Fund's Board is responsible for the management and supervision of each Portfolio. The Board approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:


      The Dreyfus Corporation................    Investment Adviser
      Mellon Equity Associates...............    Sub-Investment Adviser
      Dreyfus Service Corporation............    Distributor
      Dreyfus Transfer, Inc..................    Transfer Agent
      Mellon Bank, N.A.......................    Custodian

     Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

Board Members of the Fund


JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the
     Board of various funds in the Dreyfus Family of Funds. He also is a director of The Muscular Dystrophy Association; Plan Vista Corporation (formerly, HealthPlan Services), a provider of marketing, administrative and risk management services to health and other benefit programs; Caryle Industries, Inc. (formerly, Belding Heminway, Inc.), a button packager and distributor; Century Business Services, Inc., a provider of various outsourcing functions for small and medium sized companies; The Newark Group, a privately held company providing a national network of paper recovery facilities, paperboard mills and paperboard converting plants; and QuikCAT.com, Inc., a private company engaged in the development of high speed movement, routing, storage and encryption of data across all modes of data transport. Prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of the Distributor. From August 1994 to December 1994, he was a director of Mellon Financial Corporation. He is 58 years old and his address is 200 Park Avenue, New York, New York 10166.

LUCY WILSON BENSON, Board Member. President of Benson and Associates, consultants to business and government. Mrs. Benson is a director of The International Executive Services Corps. She is also Vice Chairman of the Citizens Network for Foreign Affairs and a member of the Council on Foreign Relations. From 1987 to 2000, Mrs. Benson was a director of COMSAT Corporation, a telecommunications company, and was a Trustee of the Alfred
     P. Sloan Foundation from 1975 to 1977 and from 1981 to 2000. She was also a member of the Board of Trustees of Lafayette College from 1985 to 2000 for which she served as Vice Chairman of the Board of Trustees from 1990 to 2000. From 1980 to 1994, Mrs. Benson was a director of The Grumman Corporation; from 1990 to 1998, she was a director of General RE Corporation; and from 1987 to 1999, she was a director of Logistics Management Institute. Mrs. Benson served as a consultant to the U.S. Department of State and to SRI International from 1980 to 1981. From 1977 to 1980, she was Under Secretary of State of Security Assistance, Science and Technology. She is 74 years old and her address is 46 Sunset Avenue, Amherst, Massachusetts 01002.


DAVID W. BURKE, Board Member. Board member of various funds in the Dreyfus
     Family of Funds. Chairman of the Broadcasting Board of Governors, an independent board within the United States Information Agency, from August 1994 to November 1998. From August 1994 to December 1994, Mr. Burke was a Consultant to Dreyfus, and from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of Dreyfus. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and subsequently as President of CBS News. He is 65 years old and his address is Box 654, Eastham, Massachusetts 02642.

MARTIN D. FIFE, Board Member. Chairman of the Board of Magar Inc., a company specializing in financial products and developing early stage companies. In addition, Mr. Fife is Chairman of the Board and Chief Executive Officer of Skysat Communications Network Corporation, a company developing telecommunications systems. Mr. Fife also serves on the boards of various other companies. He is 74 years old and his address is 25 Central Park West, New York, New York 10023.

WHITNEY I. GERARD, Board Member. Partner of the New York City law firm of
     Chadbourne & Parke LLP. He is 67 years old and his address is 30 Rockefeller Plaza, New York, New York 10112.

ARTHUR A. HARTMAN, Board Member. Senior consultant with APCO Associates Inc.
     From 1981 to 1987, he was United States Ambassador to the former Soviet Union. He sits on the Boards of Ford Meter Box Corporation and is a member of the advisory councils of several other companies, research institutes and foundations. Ambassador Hartman is Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia Fund. He is a former President of the Harvard Board of Overseers. He is 75 years old and his address is 2738 McKinley Street, N.W., Washington, D.C. 20015.

GEORGE L. PERRY, Board Member. An economist and Senior Fellow at the Brookings
     Institution since 1969. He is co-director of the Brookings Panel on Economic Activity and editor of its journal, The Brookings Papers. He is also a director of the State Farm Mutual Automobile Association and State Farm Life Insurance Company. He is 68 years old and his address is 1775 Massachusetts Avenue, N.W., Washington, D.C. 20036.

     The Fund has a standing nominating committee comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board.


     Currently, the Fund pays its Board members its allocated portion of an annual retainer of $45,000 and a per meeting fee of $5,000 (with a minimum of $500 per meeting and per telephone meeting) attended for the Fund and 10 other funds (comprised of 13 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members, if any, are entitled to receive an annual retainer and per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended September 30, 2001, and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation)* for the year ended December 31, 2001, pursuant to the compensation schedule then in effect, were as follows:


                                                   Total Compensation
                           Aggregate               From Fund and
Name of Board              Compensation            Fund Complex
Member                     From Fund**             Paid to Board Member

Joseph S. DiMartino        $2,765                  $810,313 (190)

Lucy Wilson Benson         $2,213                  $116,500 (34)

David W. Burke             $2,213                  $259,000 (59)

Martin D. Fife             $2,213                  $70,500 (16)

Whitney I. Gerard          $2,213                  $70,500 (16)

Arthur A. Hartman          $2,198                  $70,000 (16)

George L. Perry            $2,213                  $70,500 (16)
---------------
* Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Portfolios, for which the Board member serves.
** Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,740 for all Board members as a group.

Officers of the Fund

STEPHEN E. CANTER, President. Chairman of the Board, Chief Executive Officer, and Chief Operating Officer of Dreyfus, and an officer of 92 investment companies (comprised of 183 portfolios) managed by Dreyfus. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 56 years old.

MARK N. JACOBS, Vice President. Executive Vice President, Secretary and General
     Counsel of Dreyfus, and an officer of 94 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 55 years old.

JAMES WINDELS, Treasurer. Senior Treasury Manager - Equity Funds of Dreyfus, and an officer of 94 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 43 years old.


MICHAEL A. ROSENBERG, Secretary. Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 183 portfolios) managed by Dreyfus. He is 41 years old.

STEVEN F. NEWMAN, Assistant Secretary. Associate General Counsel and Assistant
     Secretary of Dreyfus, and an officer of 94 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 52 years old.


ROBERT R. MULLERY, Assistant Secretary. Associate General Counsel of Dreyfus, and an officer of 20 investment companies (comprised of 39 portfolios) managed by Dreyfus. He is 50 years old.


KENNETH J. SANDGREN, Assistant Treasurer. Mutual Funds Tax Director of the
     Manager, and an officer of 94 investment companies (comprised of 196 portfolios) managed by the Manager. He is 47 years old.

     The address of each Fund officer is 200 Park Avenue, New York, New York 10166.

     The Fund's Board members and officers, as a group, owned less than 1% of the shares outstanding of each Portfolio on January 22, 2002.

     The following persons are known by the Fund to own of record 5% or more of the outstanding voting securities of the indicated Portfolio as of January 22, 2002:


Income Portfolio -
----------------
Investor Shares: MAC & CO, Mutual Fund Operations, P.O. Box 3198,
Pittsburgh, PA 15230-3198 - 10.8067%; Farmers & Merchants Trust Co., 20 South Main Street, P.O. Box T, Chambersburgh, PA 17201-2202 - 9.4618%; Stephens Inc
(FBO), 111 Center Street, Little Rock, AR 72201-4402 - 6.3457%; Chase Manhattan Bank for ADP Express Product, 4 New York Plaza., New York, NY 10004-2413 - 5.5391%.

     Restricted Shares: Boston Safe Deposit and Trust Co, as Agent-Omnibus Account, Dreyfus Retirement Services, 135 Santilli Hwy., Everett, MA 02149-1906
- 86.6533%.

Growth Portfolio -
----------------
Investor Shares: Valic Trust Co., Cust. FBO Westchester County 457,
Deferred Compensation Plan, 2929 Allen Pkwy # L3-00, Houston, TX 77019-7100 - 29.9797%; MAC & CO, Mutual Fund Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198 - 17.4394%; Chase Manhattan Bank for ADP Express Product, 4 New York Plaza, Floor 2, New York, NY 10004-2413 - 16.2120%; Fifth Third Bank TTEE, FBO Cintas, P.O. Box 630074, Cincinnati, OH 45263-0001 - 10.3898%; State Street Solutions, 3 Battery March Park, Quincy, MA 02169-7422 - 5.7721%.

Restricted Shares: Boston Safe Deposit and Trust Co, as Agent-Omnibus
Account, Dreyfus Retirement Services, 135 Santilli Hwy., Everett, MA 02149-1906
- 71.5463%; Founders Trust Co., FBO Omnibus Trust for Sungard, P.O. Box 59189, Birmingham, AL 35259-9189 - 11.9566%; Hartford Life Insurance Co., Separate Account DCIII, P.O. Box 2999, Hartford, CT 06104-2999 - 5.5560%.

Growth and Income Portfolio -
---------------------------
Investor Shares: Fifth Third Bank, FBO Cintas, P.O. Box 630074, Cincinnati, OH 45263-0001 - 51.9400%; Chase Manhattan Bank for ADP Express Product, 4 New York Plaza, Floor 2, New York, NY 10004-2413 - 9.9617%.

Restricted Shares: Boston Safe Deposit and Trust Co, as Agent-Omnibus
Account, Dreyfus Retirement Services, 135 Santilli Hwy., Everett, MA 02149-1906
- 73.6922%.

     A shareholder who beneficially owns, directly or indirectly, more than 25% of a Portfolio's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Portfolio's.



                               MANAGEMENT ARRANGEMENTS

     Investment Adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global multibank financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty largest bank holding companies in the United States based on total assets.

     Dreyfus supervises investment management of each Portfolio pursuant to the Management Agreement (the "Management Agreement") between Dreyfus and the Fund. As to each Portfolio, the Management Agreement is subject to annual approval by
(i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting securities of such Portfolio, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Dreyfus, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Portfolio, the Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of such Portfolio's outstanding voting securities, or, upon not less than 90 days' notice, by Dreyfus. The Management Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).


     The following persons are officers and/or directors of Dreyfus: Stephen E. Canter, Chairman of the Board, Chief Executive Officer and Chief Operating Officer; Thomas F. Eggers, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; Lawrence S. Kash, Vice Chairman; Michael G. Millard, Vice Chairman and a director; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman and a director; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Diane P. Durnin, Senior Vice President; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Theodore A. Schachar, Vice President-Tax; Wendy H. Strutt, Vice President; Ray Van Cott, Vice President-Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Steven G. Elliott, David F. Lamere, Martin G. McGuinn, Richard W. Sabo and Richard F. Syron, directors.


     Dreyfus maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. Dreyfus may pay the Distributor for shareholder services from Dreyfus's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. Dreyfus also may make such advertising and promotional expenditures using its own resources, as it from time to time deems appropriate.


     Sub-Investment Adviser. Mellon Equity provides investment advisory assistance and day-to-day management of each Portfolio's investments pursuant to the Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") between Mellon Equity and Dreyfus. As to each Portfolio, the Sub-Advisory Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Advisers, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Portfolio, the Sub-Advisory Agreement is terminable without penalty (i) by Dreyfus on 60 days' notice, (ii) by the Fund's Board or by vote of the holders of a majority of such Portfolio's outstanding voting securities on 60 days' notice, or (iii) upon not less than 90 days' notice, by Mellon Equity. The Sub-Advisory Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).


     The following entities/persons are partners, officers and/or directors of Mellon Equity: MMIP, Inc. as General Partner (1%); Mellon Bank, N.A. as Limited Partner (99%); Stephen E. Canter, Executive Committee Member; Guy Hudson, Executive Committee Member; John J. Nagorniak, Executive Committee Member; James
M. Gockley, Executive Committee Member; Ronald P. O'Hanley, Chairman and Executive Committee Member; William P. Rydell, Executive Committee Member, President and Chief Executive Officer; Patricia K. Nichols, Executive Committee Member, Executive Vice President and Chief Operations Officer.


     Portfolio Management. Mellon Equity provides day-to-day management of each Portfolio's investments, subject to the supervision of Dreyfus and the approval of the Fund's Board. The Advisers provide the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities for each Portfolio. The Fund's portfolio manager is Steven A. Falci. The Advisers maintain research departments with professional portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by Dreyfus or Mellon Equity.

     Mellon Bank, N.A., the Advisers' parent, and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by a Portfolio. The Advisers have informed the Fund that in making investment decisions they do not obtain or use material inside information that Mellon Bank, N.A. or its affiliates may possess with respect to such issuers.

     The Advisers' Code of Ethics subjects their employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Adviser. In that regard, portfolio managers and other investment personnel of the Advisers must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in funds they manage or for which they otherwise provide investment advice.

     Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by Dreyfus. The expenses borne by the Fund include: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Advisers or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. In addition, the Investor Class shares are subject to an annual service fee. See "Shareholder Services Plan." Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on the basis determined by the Fund's Board, including, but not limited to, proportionately in relation to the net assets of each Portfolio.

     As compensation for its services, the Fund has agreed to pay Dreyfus a monthly management fee at the annual rate of 0.60% of the value of the Income Portfolio's average daily net asset and 0.75% of the value of each of the Growth Portfolio's and the Growth and Income Portfolio's average daily net assets. For the fiscal years ended September 30, 1999, 2000 and 2001, the management fees payable by each Portfolio, the amounts waived by Dreyfus and the net fees paid by the Portfolio to Dreyfus were as follows:



          Management Fee Payable                   Reduction In Fee        Net Fees Paid by Portfolio
          -------------------------                -------------------   ----------------------------
Portfolio   1999         2000         2001         1999    2000   2001   1999         2000         2001
---------   ----         ----         ----         ----    ----   ----   ----         ----         ----

Income      $334,929     $402,727     $513,361     $ 0     $0     $0     $334,929     $402,727     $513,361
Portfolio

Growth    $1,603,591     $2,111,789   $2,496,705   $20,137 $ 0    $0     $1,583,454   $2,111,789   $2,496,705
and
Income
Portfolio

Growth    $576,980       $797,564     $795,289     $ 0     $ 0    $0     $576,980      $797,564     $795,289
Portfolio



     As compensation for Mellon Equity's services, Dreyfus has agreed to pay Mellon Equity an annual fee payable monthly, at the following rate: 0.35% of each Portfolio's average daily net assets up to $600 million in Fund assets; 0.25% of the Portfolio's average daily net assets when the Fund's assets are between $600 million and $1.2 billion; 0.20% of the Portfolio's average daily net assets when the Fund's assets are between $1.2 billion and $1.8 billion; and 0.15% of the Portfolio's average daily net assets when the Fund's assets are over $1.8 billion. For the fiscal years ended September 30, 1999, 2000 and 2001, the sub-investment advisory fee payable by Dreyfus was as follows:

      Portfolio                   Sub-Investment Advisory Fee Payable by Dreyfus
-----------------------           ----------------------------------------------
                                   1999          2000          2001
                                   ----          ----          ----

Income Portfolio                   $195,375      $235,026      $299,272

Growth and  Income Portfolio       $748,351      $985,946      $1,164,441

Growth Portfolio                   $269,257      $372,343      $370,873

     Dreyfus has agreed that if in any fiscal year the aggregate expenses of a Portfolio, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over that Portfolio, the Fund may deduct from the payment to be made to Dreyfus under the Management Agreement, or Dreyfus will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to Dreyfus is not subject to reduction as the value of the Portfolios' net assets increases.


     Distributor. The Distributor, a wholly-owned subsidiary of Dreyfus located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.


     The Distributor, however, may pay dealers a fee based on the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or
(ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Generally, the fee paid to dealers will not exceed 1% of the amount invested through such dealers. The Distributor may pay dealers a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from a Fund, including past profits or any other source available to it.


     Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of Dreyfus, P.O. Box 9263, Boston, Massachusetts 02205-8501, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by each Portfolio. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.


     Mellon Bank, N.A. (the "Custodian"), One Mellon Center, Pittsburgh, Pennsylvania 15258, acts as custodian of the Fund's investments. Under a custody agreement with the Fund, the Custodian holds each Portfolio's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each Portfolio's assets held in custody and receives certain securities transaction charges.

                                HOW TO BUY SHARES

     General. Shares of each Class are sold without a sales charge. Certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, "Service Agents") effecting transactions in Fund shares may charge their clients direct fees in connection with such transactions.

     Investor Class shares are offered to any investor. Restricted Class shares are offered only to clients of Service Agents that have entered into a selling agreement with the Distributor, and omnibus accounts maintained by institutions that provide sub-accounting or recordkeeping services to their clients. Restricted Class shares also may be purchased by investors who held Restricted Class shares (formerly, Retail Class shares) in a Fund account on August 31, 1997 and who are purchasing the shares for such account. Otherwise, Restricted Class shares may not be purchased directly by individuals, although institutions may purchase Restricted Class shares for accounts maintained by individuals.

     Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.


     The minimum initial investment for each Class is $2,500, or $1,000 if you are a client of a Service Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs"), and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education IRAs, with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-Automatic Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.


     Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard.


     Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for regular business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the Portfolio's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of Portfolio shares of such Class outstanding. For information regarding the methods employed in valuing the Portfolios' investments, see "Determination of Net Asset Value."


     For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Portfolio shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.


     Dreyfus TeleTransfer Privilege. You may purchase shares by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH ") member may be so designated.

     Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., Eastern time, on any day that the Transfer Agent and the New York Stock Exchange are open for regular business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TeleTransfer Privilege."


     Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                            SHAREHOLDER SERVICES PLAN
                            (INVESTOR CLASS SHARES ONLY)

     The Fund has adopted a Shareholder Services Plan pursuant to which each Portfolio pays the Distributor for the provision of certain services to holders of its Investor Class shares a fee at an annual rate of 0.25% of the value of the average daily net assets of the Portfolio's Investor Class shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to Service Agents in respect to these services.

     A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Shareholder Services Plan provides that material amendments of the Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940
Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Portfolio, the Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan is terminable at any time with respect to each Portfolio by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.


     For the fiscal year ended September 30, 2001, each Portfolio paid the following amounts with respect to Investor Class Shares pursuant to the Shareholder Services Plan:

                                                      Amount Paid
          Portfolio                                     to the
        ---------                                -----------------
                                                      Distributor
                                              -------------------------
   Income Portfolio                                     $53,849
   Growth and Income Portfolio                          $303,228
   Growth Portfolio                                     $52,453



                                HOW TO REDEEM SHARES

     General. Each Portfolio ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset Builder(R), and subsequently submit a written redemption request to the Transfer Agent, the Portfolio may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the Portfolio will reject requests to redeem shares by wire or telephone or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up t eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder(R) order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Shares may not be redeemed until the Transfer Agent has received your Account Application.

     Wire Redemption Privilege. By using this Privilege, you authorize the Transfer Agent to act on telephone or letter redemption instructions from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives a redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     Telephone Redemption Privilege. You may request by telephone that redemption proceeds (maximum $250,000 per day) be paid by check and mailed to your address. The Telephone Redemption Privilege is granted automatically unless you refuse it.

     Stock Certificates; Signatures. Any certificates representing Portfolio shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor, and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Dreyfus TeleTransfer Privilege. You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TeleTransfer Privilege for transfer to their bank account not more than $500,000 within any 30-day period. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares--Dreyfus TeleTransfer Privilege."

     Redemption Commitment. The Fund has committed to pay in cash all redemption requests by any shareholder of record of a Portfolio, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Portfolio's investments are valued. If the recipient sells such securities, brokerage charges would be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Portfolio's shareholders.


                                SHAREHOLDER SERVICES

     Fund Exchanges. You may purchase, in exchange for shares of a Portfolio, shares of the same Class of another Portfolio or shares of certain other funds managed or administered by Dreyfus or shares of certain funds advised by Founders Asset Management LLC ("Founders"), an affiliate of Dreyfus, to the extent such shares are offered for sale in your state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of fund shares and your account number.


     To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. By using the Telephone Exchange Privilege, you authorize the Transfer Agent to act on telephonic instructions (including over the Dreyfus Express sm voice response telephone system) from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.


     To establish a retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Portfolio, shares of the same Class of another Portfolio, shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders of which you are a shareholder.

This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.


     Shareholders services forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.


     Dreyfus-Automatic Asset Builder(R). Dreyfus-Automatic Asset Builder permits you to purchase Portfolio shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Portfolio shares are purchased by transferring funds from the bank account designated by you.

     Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Portfolio shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal Government automatically deposited into your fund account. You may deposit as much of such payments as you elect.

     Dreyfus Payroll Savings Plan. Dreyfus Payroll Savings Plan permits you to purchase Portfolio shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.


     Dreyfus Step Program. Dreyfus Step Program enables you to purchase Portfolio shares without regard to the Fund's minimum initial investment requirements through Dreyfus-Automatic Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time. If you wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan, you may do so only for IRAs, SEP-IRAs and rollover IRAs.

     Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a Portfolio in shares of the same Class of another Portfolio, shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:


     A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds offered without a sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference will be deducted.

     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Portfolio shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Certain Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.

     Corporate Pension/Profit-Sharing and Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs, rollover IRAs and Education IRAs) and 403(b)(7) Plans. Plan support services also are available.

     If you wish to purchase Portfolio shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including an SEP-IRA, you may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                          DETERMINATION OF NET ASSET VALUE


     Valuation of Portfolio Securities. Each Portfolio's securities, including covered call options written by the Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Short-term investments are carried at amortized cost, which approximates value. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S.dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York or at such other quoted market exchange rate as may be determined to be appropriate by the Advisers. Forward currency contracts will be valued at the current cost of offsetting the contract. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value for each of the Growth and Income Portfolio and Growth Portfolio may not take place contemporaneously with the determination of prices of certain portfolio securities Short-term investments may be carried at amortized cost, which approximates value. Expenses and fees of each Portfolio, including the management fee paid by the Portfolio and, with respect to Investor Class shares, fees pursuant to the Fund's Shareholder Services Plan, are accrued daily and taken into account for the purpose of determining the net asset value of Portfolio shares. Because of the difference in operating expenses incurred by each Class of share of a Portfolio, the per share net asset value of each Class of shares of the Portfolio will differ.


     Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Fund's Board, are valued at fair value as determined in good faith by the Board. The Fund's Board will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board generally will take the following factors into consideration: restricted securities which are securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Fund's Board if it believes that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Fund's Board.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                         DIVIDENDS, DISTRIBUTIONS AND TAXES


     Management of the Fund believes that each Portfolio qualified, as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), for the fiscal year ended September 30, 2001. Each Portfolio intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Portfolio will pay no Federal income tax in net investment income and net realized securities gains to the extent such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Portfolio must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders and meet certain asset diversification and other requirements. If a Portfolio does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional shares of the relevant Portfolio at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     Any dividend or distribution paid shortly after your purchase may have the effect of reducing the net asset value of the shares below the cost of your investment. Such a dividend or distribution would be a return on investment in an economic sense, although taxable as stated in the Fund's Prospectus. In addition, the Code provides that if a shareholder holds shares of a Portfolio for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.


     In general, dividends (other than capital gain dividends) paid to U.S. corporate shareholders by the Growth Portfolio and, to a certain extent, the Growth and Income Portfolio, may be eligible for the dividends received deduction to the extent that the Portfolio's income consists of dividends paid by U.S. corporations on shares that have been held by the Portfolio for at least 46 days during the 90-day period commencing 45 days before the shares become ex-dividend. In order to claim the dividends received deduction, the investor in the Portfolio must have held its shares in the Portfolio for at least 46 days during the 90-day period commencing 45 days before the Portfolio shares become ex-dividend. Additional restrictions on an investor's ability to claim the dividends received deduction may apply.


     Ordinarily, gains and loss realized from portfolio transactions will be treated as capital gain and loss. However, a portion of the gain or loss from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial forward futures and option contracts and certain preferred stock) may be treated as ordinary income or loss. In addition, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Finally, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gains) may be treated as ordinary income.


     Gain or loss, if any, realized by a Portfolio from certain futures and forward contracts and options transactions ("Section 1256 Contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any Section 1256 Contracts remaining unexercised at the end of the Portfolio's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio.

     Offsetting positions held by a Portfolio involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles." To the extent the straddle rules apply to positions established by the Portfolio, losses realized by the Portfolio may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Portfolio may constitute "mixed straddles." The Portfolio may make one of more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.


     If a Portfolio either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.


     Investment by the Portfolio in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Portfolio to recognize income prior to the receipt of cash payments. For example, the Portfolio could be required to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the Portfolio may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

     If the Growth and Income Portfolio or Growth Portfolio invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Portfolio. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income.


     Federal regulations require that you provide a certified taxpayer indentification number (TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.


                               PORTFOLIO TRANSACTIONS

     General. The Advisers assume general supervision over the placement of securities buy and sell orders on behalf of the funds they manage. In choosing brokers, the Advisers evaluate the ability of the broker to execute the particular transaction (taking into account the market for the stock and the size of the order) at the best combination of price and quality of execution. In selecting brokers no factor is necessarily determinative, and seeking to obtain best execution for all trades takes precedence over all other considerations. Brokers are selected after a review of all relevant criteria, including: the actual price to be paid for the shares; the broker's knowledge of the market for the particular stock; the broker's reliability; the broker's integrity or ability to maintain confidentiality; the broker's research capability; commission rates; the broker's ability to ensure that the shares will be delivered on settlement date; the broker's ability to handle specific orders of various size and complexity; the broker's financial condition; the broker's willingness to commit capital; and the sale by the broker of shares of funds managed by the Advisers. At various times and for various reasons, certain factors will be more important than others in determining which broker to use.

     The Advisers have adopted written trade allocation procedures for their equity and fixed income trading desks. Under the procedures, portfolio managers and the trading desks ordinarily will seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one account. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. Generally, bunched trades will be allocated among the participating accounts based on the number of shares designated for each account on the trade order. If securities available are insufficient to satisfy the requirements of the participating accounts, available securities generally are allocated among accounts pro rata, based on order sizes. In the case of debt securities, the pro rata allocation is based on the accounts' asset sizes. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating account. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the trade allocation procedures allow the allocation of securities on a basis other than pro rata. For example, adjustments may be made to eliminate de minimis positions, to give priority to accounts with specialized investment policies and objectives or to consider the unique characteristics of certain accounts (e.g., available cash, industry or issuer concentration, duration, credit exposure).

     The Advisers may deem it appropriate for one of their accounts to sell a security while another of their accounts is purchasing the same security. Under such circumstances, the Advisers may arrange to have the purchase and sale transaction effected directly between their accounts ("cross transactions"). Cross transactions will be effected pursuant to procedures adopted under Rule 17a-7 under the 1940 Act.


     For the fiscal years ended September 30, 1999, 2000 and 2001, the amounts paid by each Portfolio in brokerage commissions, none of which was paid to the Distributor, were as follows:


            Portfolio                       Brokerage Commissions Paid

                                   ---------------------------------------------
                                        1999           2000          2001
                                        ----           ----          ----
Income Portfolio                      $  2,672        $    2,744    $   4,403
Growth and Income Portfolio           $94,372         $106,425      $262,848
Growth Portfolio                      $50,909         $  63,235     $114,379


     The above figures for brokerage commissions do not include gross spreads and concessions on principal transactions, which, where determinable for the fiscal years ended September 30, 1999, 2000 and 2001, amounted to zero for each Portfolio. The brokerage commissions for the Portfolios vary from year to year because of increased market votality and increased cash flows into and out of the Portfolios.

     Consistent with the policy of obtaining the most favorable net price, brokerage transactions may be conducted through Dreyfus or its affiliates, including Dreyfus Investment Services Corporation ("DISC"). The Fund's Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Dreyfus or its affiliates are reasonable and fair.

     IPO Allocations. All portfolio managers seeking to participate in an initial public offering (IPO) must indicate their interest in the IPO, by account or fund and in writing, to the Mellon Equity trading operation prior to the pricing of a deal. Shares received in an offering are allocated among accounts with similar investment objectives on a pro rata basis. If a pro rata allocation among all accounts that indicated an interest in the offering would result in a position that is not meaningful to an account, MEA may allocate the shares received to less than all those accounts indicating an interest.


     Soft Dollars. Subject to the policy of seeking the best combination of price and execution, a Portfolio may execute transactions with brokerage firms that provide, along with brokerage and research services, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a "safe harbor" to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements. Research and brokerage services and products that provide lawful and appropriate assistance to the Advisers in performing investment decision-making responsibilities fall within the safe harbor.

     The services and products provided under these arrangements permit the Advisers to supplement their own research and analysis activities, and provide them with information from individuals and research staffs of many securities firms.

     Some of the research products or services received by the Advisers may have both a research function and a non-research administrative function (a "mixed use"). If the Advisers determine that any research product or service has a mixed use, the Advisers will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Advisers determine will assist them in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Advisers directly. Any such allocation may create a conflict of interest for the Advisers.

     Certain funds are managed by dual employees of Dreyfus and an affiliated entity in the Mellon organization. The affiliated entity effects trades for funds managed by these dual employees. Because those funds may benefit from the research products and services the affiliated entity receives from brokers, commissions generated by those funds may be used to help pay for research products and services used by the affiliated entity.

     The Advisers generally consider the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of their clients on the basis of that consideration. Neither the research services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Advisers to compensate the selected brokerage firm for research provided. The Advisers endeavor to direct sufficient commissions to broker/dealers that have provided them with research to ensure continued receipt of research the Advisers believe is useful. Actual brokerage commissions received by a broker/dealer may be more or less than the suggested allocations.

     The Advisers may receive a benefit from the research services and products that is not passed on to a Portfolio in the form of a direct monetary benefit. Further, research services and products may be useful to the Advisers in providing investment advice to any of the Portfolios or other clients they advise. Likewise, information made available to the Advisers from brokerage firms effecting securities transactions for a Portfolio may be utilized on behalf of another Portfolio or client. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Portfolio or client and the indirect benefits received by that Portfolio or client.


     The aggregate amount of transactions during the twelve months ended September 30, 2001 in securities effected on an agency basis through a broker for, among other things, research services, and the commissions and concessions related to such transactions were as follows:

Name of Fund                 Transaction Amount         Commissions and
                                                        Concessions

Income Portfolio              $ 0                       $ 0
                              ------------              ----------------
Growth and Income Portfolio   $ 51, 651,044             $ 277,331
                              --------------            ----------------
Growth Portfolio              $ 24,238,617              $126,804
                              ------------------        ----------------



                               PERFORMANCE INFORMATION

     The total return and average annual total return for each Portfolio for the indicated periods ended September 30, 2001 were as follows:



               Aggregate                 Average Annual          Average Annual           Average Annual
               Total Return Since        Total Return for        Total Return for         Total Return for
 Portfolio     March 31, 1995*           March 31, 1995*         One-Year Period          Five-Year Period


              Investor Restricted        Investor Restricted     Investor Restricted      Investor Restricted
              Class    Class             Class    Class          Class    Class           Class    Class
              Shares   Shares            Shares   Shares         Shares   Shares          Shares   Shares



Income        63.13%   65.90%            7.81%    8.09%          1.96%     2.23%           7.11%    7.39%

Growth and
Income        87.88%   88.08%           10.07%   10.19%        (12.35%)  (12.07%)          7.43%    7.55%

Growth        96.77%   99.82%           10.96%   11.22%         (25.36%) (25.20%)          6.78%    7.05%
----------------------
*  Commencement of operations.


     Total return is calculated by subtracting the amount of each Portfolio's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

     Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.


     Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., S&P 500 Index, EAFE Index, Lehman Government/Credit Index, J.P. Morgan Global Index, Russell 2000 Index, the Dow Jones Industrial Average, Money Magazine, Wilshire 5000 Index and other indices and industry publications. From time to time, a Portfolio may compare its performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market accounts. In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for the Fund may refer to Morningstar ratings and related analyses supporting such ratings. From time to time, advertising materials for the Fund may refer to or discuss current or past business, political, economic or financial conditions, such as any U.S. monetary or fiscal policies. In addition, from time to time, advertising materials for a Fund may include information concerning retirement and investing for retirement. From time to time, advertising material for the Fund may include biographical information relating to its portfolio manager and may refer to, or include commentary by a portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


                      INFORMATION ABOUT THE FUND AND PORTFOLIOS

     Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Portfolio shares have no preemptive, subscription or conversion rights and are freely transferable.

     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

     The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one Portfolio is not deemed to be a shareholder of any other Portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by Portfolio.

     To date, the Board has authorized the creation of three series of shares. All consideration received by the Fund for shares of one of the Portfolios and all assets in which such consideration is invested will belong to that Portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one Portfolio (and as to classes within a Portfolio) are treated separately from those of the other Portfolios (and classes). The Fund has the ability to create, from time to time, new portfolios of shares without shareholder approval.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Portfolio affected by such matter. Rule 18f-2 further provides that a Portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each Portfolio in the matter are identical or that the matter does not affect any interest of such Portfolio. However, that Rule exempts the selection of independent accountants and the election of Directors from the separate voting requirements of the rule.

     Each Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Portfolio's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of a Portfolio during any calendar year or who makes exchanges that appear to coincide with an active market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, with respect to each Portfolio, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Portfolio receives or anticipates receiving simultaneous orders that may significantly affect the Portfolio (e.g., amounts equal to 1% or more of the Portfolio's total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Portfolio. The Fund's policy on excessive trading applies to investors who invest in a Portfolio directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

     During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the relevant Portfolio's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

     The Fund sends annual and semi-annual financial statements to all its shareholders.


                          COUNSEL AND INDEPENDENT AUDITORS

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as independent auditors of the Fund.

                                     APPENDIX A

                                  Rating Categories


     Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service ("Moody's") and Fitch IBCA, Duff & Phelps ("Fitch") Thompson Financial BankWatch ("BankWatch"):


S&P

Long-term

AAA

An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


Note: The ratings from 'AA' to 'BBB' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.


Short-term

A-1

A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Moody's

Long-term

Aaa

Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated 'Aa' are judged to be of high quality by all standards.
Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A

Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Baa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     Leading market positions in well-established industries.

     High rates of return on funds employed.

     Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Long-term investment grade

AAA

Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.


Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, or to short-term ratings other than 'F1.'


BankWatch

(obligations of financial institutions)

Long-term investment grade

AAA

A rating of 'AAA' indicates that the ability to repay principal and interest on a timely basis is extremely high.

AA

A rating of 'AA' indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A

A rating of 'A' indicates the ability to repay principal and interest is strong. Issues rated 'A' could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB

The rating of 'BBB' is the lowest investment grade category. This rating indicates an acceptable capacity to repay principal and interest. 'BBB' issues are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Short-term

TBW-1

'TBW-1' is the highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2

'TBW-2' is the second-highest category. While the degree of safety for these issues regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated 'TBW-1.'

TBW-3

'TBW' is the lowest investment grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4

'TBW-4' is the lowest rating category. This rating is regarded as non-investment grade and therefore speculative.